UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2006

Federal Services Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-51552	11-3747850
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Third Avenue, 33rd Floor		10022-4775
New York, New York		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (646) 403-9765

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐  Written communication pursuant to Rule 245 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On May 23, 2006, Federal Services Acquisition Corporation (the “Company”) announced that on May 23, 2006, the Company filed a proxy statement with the Securities and Exchange Commission in connection with the Company’s proposed acquisition of Advanced Technology Systems, Inc. A copy of the press release announcing the filing of the proxy statement is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated May 23, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Services Acquisition Corporation
(Registrant)

Date: May 24, 2006	/s/ Peter M. Schulte
Peter M. Schulte
President

Exhibit Index

Exhibit No.	Document

99.1	Press Release dated May 23, 2006